UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 20, 2010

The South Financial Group, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒          Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

❒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 20, 2010, The South Financial Group, Inc. (“TSFG”) issued a press release (the “Press Release”) announcing its results of operations for the quarter ended March 31, 2010.  A copy of the Press Release, Quarterly Financial Data Supplement and Investor Presentation are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits .

Exhibit No.                                Description
99.1	Press Release dated April 20, 2010
99.2	Quarterly Financial Data Supplement, First Quarter 2010
99.3	Investor Presentation, First Quarter 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

April 20, 2010	By: /s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President and General Counsel